                                                     Exhibit 10

                NAVISTAR FINANCIAL CORPORATION
                       AND SUBSIDIARIES


                      MATERIAL CONTRACTS

    The  following  material contracts  of  Navistar  Financial
Corporation and Navistar International Transportation Corp. are incorporated herein by reference:

10.1 Pooling and Servicing Agreement dated as of December 1, 1990, among the Corporation, as Servicer, Navistar
       Financial   Securities  Corporation,  as   Seller,   and
       Manufacturers Hanover Trust Company, as Trustee. Filed on Registration No. 33-36767.

10.2   Purchase Agreement dated as of December 1, 1990, between
       the   Corporation  and  Navistar  Financial   Securities
       Corporation, as Purchaser, with respect to the Dealer Note
       Trust 1990.  Filed on Registration No. 33-36767.

10.3   Security,   Pledge  and  Trust  Agreement  between   the
       Corporation and Bankers Trust Company, Trustee, dated as of April 26, 1993. Filed on Form 8-K dated April 30,
       1993.  Commission File No. 1-4146-1.

10.4 Amended and Restated Purchase Agreement among Truck Retail Instalment Paper Corp., as Seller, the Corporation, certain purchasers, Chemical Bank and Bank of America Illinois, formerly known as Continental Bank N.A. as Co-Agents, and J.P. Morgan Delaware as Administrative Agent, dated as of April 26, 1993. Filed on Form 8-K dated April 30, 1993. Commission File No. 1-4146-1.

10.5 Master Intercompany Agreement dated as of April 26, 1993, between the Corporation and Transportation. Filed on Form
       8-K dated April 30, 1993.  Commission File No. 1-4146-1.

10.6   Intercompany  Purchase Agreement dated as of  April  26,
       1993, between the Corporation and Truck Retail Instalment
       Paper  Corp.   Filed on Form 8-K dated April  30,  1993.
       Commission File No. 1-4146-1.

10.7 Purchase Agreement dated as of November 10, 1993, between the Corporation and Navistar Financial Retail Receivables Corporation, as Purchaser, with respect to Navistar Financial 1993-A Owner Trust. Filed on Registration No. 33-50291.

10.8 Pooling and Servicing Agreement dated as of November 10, 1993, among the Corporation, as Servicer, and Navistar Financial Retail Receivables Corporation, as Seller, and Navistar Financial 1993-A Owner Trust, as Issuer. Filed on Registration No. 33-50291.

                 NAVISTAR FINANCIAL CORPORATION
                       AND SUBSIDIARIES


                      MATERIAL CONTRACTS


10.9 Trust Agreement dated as of November 10, 1993, between Navistar Financial Retail Receivables Corporation, as Seller, and Chemical Bank Delaware, as Owner Trustee, with respect to Navistar Financial 1993-A Owner Trust. Filed on Registration No. 33-50291.

10.10  Indenture dated as of November 10, 1993, between Navistar
       Financial 1993-A Owner Trust and The Bank of New York, as
       Indenture Trustee, with respect to Navistar Financial 1993-A Owner Trust. Filed on Registration No. 33-50291.

10.11 Purchase Agreement dated as of May 3, 1994, between the Corporation and Navistar Financial Retail Receivables Corporation, as Purchaser, with respect to Navistar Financial 1994-A Owner Trust. Filed on Registration No. 33-50291.

10.12 Pooling and Servicing Agreement dated as of May 3, 1994, among the Corporation, as Servicer, and Navistar Financial Retail Receivables Corporation, as Seller, and Navistar
       Financial  1994-A  Owner Trust,  as  Issuer.   Filed  on
       Registration No. 33-50291.

10.13 Trust Agreement dated as of May 3, 1994, between Navistar Financial Retail Receivables Corporation, as Seller, and Chemical Bank Delaware, as Owner Trustee, with respect to
       Navistar   Financial  1994-A  Owner  Trust.   Filed   on
       Registration No. 33-50291.

10.14  Indenture  dated  as  of May 3, 1994,  between  Navistar
       Financial 1994-A Owner Trust and The Bank of New York, as
       Indenture Trustee, with respect to Navistar Financial 1994-A Owner Trust. Filed on Registration No. 33-50291.

10.15 Purchase Agreement dated as of August 3, 1994, between the Corporation and Navistar Financial Retail Receivables Corporation, as Purchaser, with respect to Navistar Financial 1994-B Owner Trust. Filed on Registration No. 33-50291.

10.16 Pooling and Servicing Agreement dated as of August 3, 1994, among the Corporation, as Servicer, and Navistar Financial Retail Receivables Corporation, as Seller, and Navistar Financial 1994-B Owner Trust, as Issuer. Filed on Registration No. 33-50291.

10.17 Trust Agreement dated as of August 3, 1994, between Navistar Financial Retail Receivables Corporation, as Seller, and Chemical Bank Delaware, as Owner Trustee, with respect to Navistar Financial 1994-B Owner Trust. Filed on Registration No. 33-50291.

                 NAVISTAR FINANCIAL CORPORATION
                       AND SUBSIDIARIES


                      MATERIAL CONTRACTS


10.18  Indenture  dated as of August 3, 1994, between  Navistar
       Financial 1994-B Owner Trust and The Bank of New York, as
       Indenture Trustee, with respect to Navistar Financial 1994-B Owner Trust. Filed on Registration No. 33-50291.

10.19 Amended and Restated Credit Agreement dated as of November 4, 1994, among the Corporation, certain banks, certain Co-Arranger banks, and Morgan Guaranty Trust Company of New York, as Administrative Agent. Filed on Form 8-K dated November 4, 1994. Commission File No. 1-4146-1.

10.20 Liquidity Agreement dated as of November 7, 1994, among NFC Asset Trust, as Borrower, Chemical Bank, Bank of America Illinois, The Bank of Nova Scotia, and Morgan Guaranty Trust Company of New York, as Co-Arrangers, and Chemical Bank, as Administrative Agent. Filed on Form 8-K dated November 4, 1994. Commission File No. 1-4146-1.

10.21 Appendix A to Liquidity Agreement at Exhibit 10.20. Filed on Form 8-K dated November 4, 1994. Commission File No. 1-4146-1.

10.22  Collateral Trust Agreement dated as of November 7, 1994, between  NFC  Asset Trust and Bankers Trust Company,  as
       Trustee.   Filed  on  Form 8-K dated November  4,  1994.
       Commission File No. 1-4146-1.

10.23  Administration Agreement dated as of November  7,  1994,
       between   NFC  Asset  Trust  and  the  Corporation,   as
       Administrator.  Filed on Form 8-K dated November 4, 1994.
       Commission File No. 1-4146-1.

10.24 Trust Agreement dated as of November 7, 1994, between Truck Retail Instalment Paper Corp., as Depositor, and Chemical Bank Delaware, as Owner Trustee. Filed on Form 8-K dated November 4, 1994. Commission File No. 1-4146-1.

10.25 Servicing Agreement dated as of November 7, 1994, between the Corporation, as Servicer, and Truck Retail Instalment
       Paper  Corp.  Filed on Form 8-K dated November 4,  1994.
       Commission File No. 1-4146-1.

10.26 Servicing Agreement dated as of November 7, 1994, between the Corporation, as Servicer, and NFC Asset Trust. Filed on Form 8-K dated November 4, 1994. Commission File No. 1-4146-1.

                 NAVISTAR FINANCIAL CORPORATION
                       AND SUBSIDIARIES


                      MATERIAL CONTRACTS


10.27 Receivables Purchase Agreement dated as of November 7, 1994, between Truck Retail Instalment Paper Corp., as Seller, and NFC Asset Trust, as Purchaser. Filed on Form 8-K dated November 4, 1994. Commission File No. 1-4146-1.

10.28  Retail Receivables Purchase Agreement dated as of November
       7, 1994, between Truck Retail Instalment Paper Corp. and the Corporation. Filed on Form 8-K dated November 4,
       1994.  Commission File No. 1-4146-1.

10.29  Lease Receivables Purchase Agreement dated as of November
       7, 1994, between Truck Retail Instalment Paper Corp. and
       Navistar  Leasing Corporation.  Filed on Form 8-K  dated
       November 4, 1994.  Commission File No. 1-4146-1.

10.30 Purchase Agreement dated as of December 15, 1994, between the Corporation and Navistar Financial Retail Receivables Corporation, as Purchaser, with respect to Navistar Financial 1994-C Owner Trust. Filed on Registration No. 33-55865.

10.31 Pooling and Servicing Agreement dated as of December 15, 1994, among the Corporation, as Servicer, and Navistar Financial Retail Receivables Corporation, as Seller, and Navistar Financial 1994-C Owner Trust, as Issuer. Filed on Registration No. 33-55865.

10.32 Trust Agreement dated as of December 15, 1994, between Navistar Financial Retail Receivables Corporation, as Seller, and Chemical Bank Delaware, as Owner Trustee, with respect to Navistar Financial 1994-C Owner Trust. Filed on Registration No. 33-55865.

10.33  Indenture dated as of December 15, 1994, between Navistar
       Financial 1994-C Owner Trust and The Bank of New York, as
       Indenture Trustee, with respect to Navistar Financial 1994-C Owner Trust. Filed on Registration No. 33-55865.

10.34 Purchase Agreement dated as of May 25, 1995, between the Corporation and Navistar Financial Retail Receivables Corporation, as Purchaser, with respect to Navistar Financial 1995-A Owner Trust. Filed on Registration No. 33-55865.

10.35 Pooling and Servicing Agreement dated as of May 25, 1995, among the Corporation, as Servicer, and Navistar Financial Retail Receivables Corporation, as Seller, and Navistar
       Financial  1995-A  Owner Trust,  as  Issuer.   Filed  on
       Registration No. 33-55865.

                 NAVISTAR FINANCIAL CORPORATION
                       AND SUBSIDIARIES


                      MATERIAL CONTRACTS


10.36 Trust Agreement dated as of May 25, 1995, between Navistar Financial Retail Receivables Corporation, as Seller, and Chemical Bank Delaware, as Owner Trustee, with respect to
       Navistar   Financial  1995-A  Owner  Trust.   Filed   on
       Registration No. 33-55865.

10.37  Indenture  dated  as of May 25, 1995,  between  Navistar
       Financial 1995-A Owner Trust and The Bank of New York, as
       Indenture Trustee, with respect to Navistar Financial 1995-A Owner Trust. Filed on Registration No. 33-55865.

10.38 Pooling and Servicing Agreement dated as of June 8, 1995, among the Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, Chemical Bank, as 1990 Trust Trustee, and The Bank of New York, as Master Trust Trustee. Filed on Registration No. 33-87374.

10.39 Series 1995-1 Supplement to the Pooling and Servicing Agreement dated as of June 8, 1995, among the Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, and The Bank of New York, as Master Trust Trustee on behalf of the Series 1995-1 Certificateholders. Filed on Registration No. 33-87374.

10.40 Class A-4 Supplement to the 1990 Pooling and Servicing Agreement dated June 8, 1995, among the Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, and Chemical Bank (Successor to Manufacturers Hanover Trust Company), as Trustee. Filed on Registration No. 33-87374.

10.41  Purchase Agreement dated as of June 8, 1995, between the
       Corporation and Navistar Financial Securities Corporation, as Purchaser, with respect to the Dealer Note Master
       Trust.  Filed on Registration No. 33-87374.

10.42 Purchase Agreement dated as of November 1, 1995, between the Corporation and Navistar Financial Retail Receivables Corporation, as Purchaser, with respect to Navistar Financial 1995-B Owner Trust. Filed on Registration No. 33-55865.

10.43 Pooling and Servicing Agreement dated as of November 1, 1995, among the Corporation, as Servicer, and Navistar Financial Retail Receivables Corporation, as Seller, and Navistar Financial 1995-B Owner Trust, as Issuer. Filed on Registration No. 33-55865.

                 NAVISTAR FINANCIAL CORPORATION
                       AND SUBSIDIARIES


                      MATERIAL CONTRACTS

10.44 Trust Agreement dated as of November 1, 1995, between Navistar Financial Retail Receivables Corporation, as Seller, and Chemical Bank Delaware, as Owner Trustee, with respect to Navistar Financial 1995-B Owner Trust. Filed on Registration No. 33-55865.

10.45  Indenture dated as of November 1, 1995, between Navistar
       Financial 1995-B Owner Trust and The Bank of New York, as
       Indenture Trustee, with respect to Navistar Financial 1995-B Owner Trust. Filed on Registration No. 33-55865.

10.46 Amendment No. 1 dated as of March 29, 1996, to the Loan and Security Agreement dated as of November 7, 1994, between Truck Retail Instalment Paper Corp. ("TRIP") and NFC Asset Trust (the "Trust") filed on Form 8-K dated June 5, 1996. Commission File No. 1-4146-1.

10.47 Amendment No. 1 and Consent dated as of March 29, 1996, to the Liquidity Agreement dated as of November 7, 1994, among NFC Asset Trust, certain lenders, and Chemical Bank, as Administrative Agent for the lenders filed on Form 8-K dated June 5, 1996. Commission File No. 1-4146-1.

10.48 Amendment No. 2 dated as of March 29, 1996, to the Amended and Restated Credit Agreement dated as of November 4, 1994, as amended by Amendment No. 1 dated as of December 15, 1995, among the Corporation, certain banks, certain Co-Arranger banks, and Morgan Guaranty Trust Company of New York, as Administrative Agent filed on Form 8-K dated June 5, 1996. Commission File No. 1-4146-1.

10.49 Purchase Agreement dated as of May 30, 1996, between the Corporation and Navistar Financial Retail Receivables Corporation, as Purchaser, with respect to Navistar Financial 1996-A Owner Trust. Filed on Registration No. 33-55865.

10.50 Pooling and Servicing Agreement dated as of May 30, 1996, among the Corporation, as Servicer, and Navistar Financial Retail Receivables Corporation, as Seller, and Navistar
       Financial  1996-A  Owner Trust,  as  Issuer.   Filed  on
       Registration No. 33-55865.

10.51 Trust Agreement dated as of May 30, 1996, between Navistar Financial Retail Receivables Corporation, as Seller, and Chemical Bank Delaware, as Owner Trustee, with respect to
       Navistar   Financial  1996-A  Owner  Trust.   Filed   on
       Registration No. 33-55865.

                 NAVISTAR FINANCIAL CORPORATION
                       AND SUBSIDIARIES


                      MATERIAL CONTRACTS


10.52  Indenture dated as of November 6, 1996, between Navistar
       Financial 1995-B Owner Trust and The Bank of New York, as
       Indenture Trustee, with respect to Navistar Financial 1996-A Owner Trust. Filed on Registration No. 33-55865.

10.53 Purchase Agreement dated as of November 6, 1996, between the Corporation and Navistar Financial Retail Receivables Corporation, as Purchaser, with respect to Navistar Financial 1996-B Owner Trust. Filed on Registration No. 33-55865.

10.54 Pooling and Servicing Agreement dated as of November 6, 1996, among the Corporation, as Servicer, and Navistar Financial Retail Receivables Corporation, as Seller, and Navistar Financial 1996-B Owner Trust, as Issuer. Filed on Registration No. 33-55865.

10.55 Trust Agreement dated as of November 6, 1996, between Navistar Financial Retail Receivables Corporation, as Seller, and Chemical Bank Delaware, as Owner Trustee, with respect to Navistar Financial 1996-B Owner Trust. Filed on Registration No. 33-55865.

10.56  Indenture dated as of November 6, 1996, between Navistar
       Financial 1995-B Owner Trust and The Bank of New York, as
       Indenture Trustee, with respect to Navistar Financial 1996-B Owner Trust. Filed on Registration No. 33-55865.